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                                                                   EXHIBIT 10.25

                          STANDARD OFFICE LEASE--GROSS
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


   * DATED 9/17/85, AS AMENDED AND CATHERINE POPESCO (COLLECTIVELY "LESSOR") ** SEE ATTACHED ADDENDUM

   1. Basic Lease Provisions ("Basic Lease Provisions")

      1.1 Parties: This Lease, dated, for reference purposes only, MAY 13, 1996, is made by and between MAURY HERMAN, AS TRUSTEE OF THE MAURY HERMAN FAMILY TRUST #1*, (herein called "Lessor") and GEOCITIES, A CALIFORNIA CORPORATION, doing business under the name of GEOCITIES, A CALIFORNIA CORPORATION, (herein called "Lessee").

**    1.2  Premises: Suite Number(s) 300 WHICH IS THE floors, consisting of approximately 8,400 square feet, more or less, as defined in paragraph 2 and as shown on Exhibit "A" hereto (the "Premises").

      1.3 Building: Commonly described as being located 1918 MAIN STREET, in the City of SANTA MONICA County of LOS ANGELES, State of CALIFORNIA, Initials ________ and as defined in paragraph 2.

      1.4 Use: GENERAL OFFICE USE OR OTHER LEGALLY PERMITTED USE APPROVED IN WRITING BY LESSOR, subject to paragraph 6.

**    1.5  Term: FIVE (5) YEARS commencing ** ("Commencement Date") and ending
   FIVE YEARS AFTER COMMENCEMENT, as defined in paragraph 3.

**    1.6  Base Rent: $13,260.00 per month, payable on the ___ day of each month, per paragraph 4.1 SUBJECT TO PARAGRAPH 51, BASE RENT SHALL BE PAYABLE COMMENCING ON THE COMMENCEMENT DATE.

      1.7 Base Rent Increase: On N/A the monthly Base Rent payable under paragraph 1.6 above shall be adjusted as provided in paragraph 4.3 below.

      1.8  Rent Paid Upon Execution: $13,260.00 for SUITE 300 FOR THE FIRST
   MONTH.

      1.9  Security Deposit: $45,000.00.

      1.10 Lessee's Share of Operating Expense Increase: 50% as defined in paragraph 4.2.

** 2. Premises, Parking and Common Areas.

**    2.1  Premises: The Premises are a portion of a building, herein sometimes referred to as the "Building" identified in paragraph 1.3 of the Basic Lease provisions. "Building" shall include adjacent parking structures used in connection therewith. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Office Building Project." Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the "Premises," including rights to the Common Areas as hereinafter specified.

**    2.2  Vehicle Parking:  So long as Lessee is not in default, and subject to the rules and regulations attached hereto, and as established by Lessor
   from time to time, Lessee shall be entitled to rent and use   *   parking
   spaces in the Office Building Project at the monthly rate applicable from time to time for monthly parking as set by Lessor and/or its licensee.

           2.2.1 If Lessee commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

           2.2.2 The monthly parking rate per parking space will be $ N/A per month at the commencement of the term of this Lease.

           Initials __________                              Initials __________
                    __________                                       __________

      2.3 Common Areas-Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Office Building Project that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parkways, ramps, driveways, landscaped areas and decorative walls.

      2.4 Common Areas-Rules and Regulations. Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees, their agents, employees and invitees of the Office Building Project.

      2.5 Common Areas-Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

           (a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Lessor shall at all times provide the parking facilities required by applicable law;

           (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

           (c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

           (d) To add additional buildings and improvements to the Common Areas;

           (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

           (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Lessor may, in the exercise of sound business judgment deem to be appropriate.

** 3. Term.

      3.1 Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

      3.2 Delay in Possession. Notwithstanding said Commencement Date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date and subject to paragraph 3.2.2, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the terms hereof; but, in such case, Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may otherwise provided in this Lease, until possession of the Premises is tendered to Lessee, as hereinafter defined; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days following said Commencement Date, as the same may be extended under the terms of a Work Letter executed by Lessor and Lessee, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided, however, that, as to Lessee's obligations,

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Lessee first reimburses Lessor for all costs incurred for Non-Standard
Improvements and, as to Lessor's obligations, Lessor shall return any money previously deposited by Lessee (less any offsets due Lessor for Non-Standard Improvements); and provided further, that if such written notice by Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

        3.2.1 Possession Tendered-Defined. Possession of the Premises shall be deemed tendered to Lessee ("Tender of Possession") when (1) the improvements to be provided by Lessor under this Lease are substantially completed, (2) the Building utilities are ready for use in the Premises, (3) Lessee has reasonable access to the Premises, and (4) ten (10) days shall have expired following advance written notice to Lessee of the occurrence of the matters described in
(1), (2) and (3), above of this paragraph 3.2.1.

        3.2.2 Delays Caused by Lessee. There shall be no abatement of rent, and the sixty (60) days period following the Commencement Date before which Lessee's right to cancel this Lease accrues under paragraph 3.2, shall be deemed extended to the extent of any delays caused by acts or omissions of Lessee, Lessee's agents, employees and contractors.

   3.3 Early Possession. If Lessee occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Lessee shall pay rent for such occupancy.

   3.4 Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Lessee and Lessor shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Lessee, whichever first occurs, as the Commencement Date.

4. Rent.

   4.1 Base Rent. Subject to adjustment as hereinafter provided in paragraph 4.3, and except as otherwise expressly provided in this Lease, Lessee shall pay to Lessor the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Lessee shall pay Lessor upon execution hereof the advance Base Rent described in paragraph 1.8 of the Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

   4.2 Operating Expense Increase. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

        (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

        (b) "Base Year" is defined as the calendar year in which the Lease term commences.

        (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Lessee shall have no obligation to pay a share of the Operating Expense Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority, as to which government mandated expenses Lessee shall pay Lessee's Share, notwithstanding they occur during the first twelve (12) months). Lessee's Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.

        (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:

            (i) the operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project,, including but not limited to, the following:

                   (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

                   (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.

            (ii)   Trash disposal, janitorial and security services;

            (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";

            (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

            (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;

            (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

            (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

            (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);

            (ix) Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

        (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

        (f) Operating Expenses shall not include any expenses paid by any lessee directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

        (g) Lessee's Share of Operating Expense Increase shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time in advance of Lessee's Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Lessor shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expense Increase as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Lessee's Share of the actual Operating Expense Increase incurred during such year. If Lessee's payments under this paragraph 4.2(g) during said Comparison Year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expense Increase next falling due. If Lessee's payments under this paragraph during said Comparison Year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor and Lessee shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Lessee is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

   4.3  Rent Increase.

        4.3.1 At the times set forth in paragraph 1.7 of the Basic Lease Provisions, the monthly Base Rent payable under paragraph 4.1 of this Lease shall be adjusted by the increase, if any, in the Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban Consumers, (1967 = 100), "All Items," for the city nearest the location of the Building, herein referred to as "C.P.I.," since the date of this Lease.

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      4.3.2    The monthly Base Rent payable pursuant to paragraph 4.3.1 shall be calculated as follows: the Base Rent payable for the first month of the term of this Lease, as set forth in paragraph 4.1 of this Lease, shall be multiplied by a fraction the numerator of which shall be the C.P.i. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. for the calendar month in which the original Lease term commences. The sum so calculated shall constitute the new monthly Base Rent hereunder, but, in no event, shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for the rent adjustment.

      4.3.3 In the event the compilation and/or publication of the C.P.I. shall be transferred to any other governmental department or bureau or [***TEXT MISSING***].

   Initials __________                                    Initials __________
            __________                                             __________

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Lessee's faithful performance of Lessee's obligations hereunder.
If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provisions of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessor with respect to said Security Deposit.

6. Use.

   6.1 Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

   6.2  Compliance with Law.

        (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Lessee or the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

        (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and their neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

   6.3  Condition of Premises.

        (a) Lessor shall deliver the Premises to Lessee in a clean condition on the Lease Commencement Date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, and heating system in the Premises shall be in good operating condition. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation.

        (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that neither Lessor nor Lessor's agent or agents has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Lessee's business.

7. Maintenance, Repairs, Alterations and Common Area Services.

   7.1 Lessor's Obligations. Lessor shall keep the Office building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair; provided, however, Lessor shall not be obligated to paint, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Lessee on account of any injury or interference with Lessee's business with respect to any improvements, alterations or repairs made by Lessor to the Office Building Project or any part thereof. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

   7.2  Lessee's Obligations.

        (a) Notwithstanding Lessor's obligation to keep the Premises in good condition and repair, Lessee shall be responsible for payment of the cost thereof to Lessor as additional rent for that portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Lessee or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Lessee shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Lessor may, at its option, upon reasonable notice, elect to have Lessee perform any particular such maintenance or repairs the cost of which is otherwise Lessee's responsibility hereunder.

        (b) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Lessee. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall panelling, ceilings and plumbing on the Premises and in good operating condition.

   7.3  Alterations and Additions.

        (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additional, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Lessor may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the

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Premises and the Office Building Project to their prior condition, at Lessee's expense. Should Lessor permit Lessee to make its own alterations, improvements, additions or Utility Installations, Lessee shall use only such contractor as has been expressly approved by Lessor, and Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, or use a contractor not expressly approved by Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any part or all of the same.

        (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Lessee shall desire to make shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent to Lessee's making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Lessor prior to the commencement of the work, and compliance by Lessee with all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, the Building or the Office Building Project, or any therein.

        (d) Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises by Lessee, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its dole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, the Building or the Office Building Project, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's reasonable attorneys' fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

        (e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made to the Premises by Lessee, including but not limited to, floor coverings, panelings, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Provided Lessee is not in default, notwithstanding the provisions of this paragraph 7.3(e), Lessee's personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

        (f) Lessee shall provide Lessor with as-built plans and specifications for any alterations, improvements, additions or Utility Installations.

   7.4 Utility Additions. Lessor reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Lessor or Lessee, or any other lessee of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8. Insurance; Indemnity.

   8.1 Liability Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability endorsement (GL0404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Lessor and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises. Compliance with the above requirement shall not, however, limit the liability of Lessee hereunder.

   8.2 Liability Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Lessor deems advisable from time to time, insuring Lessor, but not Lessee, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

   8.3 Property Insurance-Lessee. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease for the benefit of Lessee, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Lessee's personal property, fixtures, equipment and tenant improvements.

   8.4 Property Insurance-Lessor. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Lessor deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. Lessee will not be named in any such policies carried by Lessor and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Lessor or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall pay the entirety of any increase in the property insurance premium for the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

   8.5 Insurance Policies. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals thereof.

   8.6 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

   8.7 Indemnity. Lessee shall indemnify and hold harmless Lessor and its agents, Lessor's master or ground lessor, partners and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Lessee's use of the Office Building Project, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims, costs and expense arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, employees, or invitees, and from and against all costs, attorney's fees, expenses and liabilities incurred by Lessor as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Lessor by reason of any such matter, Lessee upon notice from

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Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Office Building Project arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

   8.8 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Office Building Project, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or from other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Office Building Project, nor from the failure of Lessor to enforce the provisions of any other lease of any other lessee of the Office Building Project.

   8.9 No representation. Lessor makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Lessee's property or obligations under this Lease.

9. Damage or Destruction.

   9.1  Definitions.

        (a) "Premises Damage" shall mean if the Premises are damaged or destroyed to any extent.

        (b) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

        (c) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

        (d) "Office Building Project Buildings" shall mean all of the buildings on the Office Building Project site.

        (e) "Office Building Project Buildings Total Destruction" shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

        (f) "Insured Loss" shall mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

        (g) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by lessees, other than those installed by Lessor at Lessee's expense.

   9.2  Premises Damage; Premises Building Partial Damage.

        (a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then lessor shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Lessor's expense, repair such damage (but not Lessee's fixtures, equipment or tenant improvements originally paid for by Lessee) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

        (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from making any substantial use of the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

   9.3 Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Project Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction as soon as reasonably possible at Lessor's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Lessee's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

   9.4  Damage Near End of Term.

        (a) Subject to paragraph 9.4(b), if at any time during the last twelve
(12) months of the term of this Lease there is substantial damage to the Premises, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

        (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

   9.5  Abatement of Rent; Lessee's Remedies.

        (a) In the event Lessor repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Lessee's Share of Operating Expense increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Lessee, and (2) such abatement shall only be to the extent the operation and profitability of Lessee's business as operated from the Premises is adversely affected. Except for said abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

        (b) If Lessor shall be obligated to repair or restore the Premises or the building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Lessor shall not complete the restoration and repair within six (6) months after such occurrence, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

        (c) Lessee agrees to cooperate with Lessor in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.


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     9.6  Termination-Advance Payments.  Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.7 Waiver. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  Real Property Taxes.

     10.1 Payment of Taxes. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

     10.2 Additional Improvements. Lessee shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Office Building Project by other lessees or by Lessor for the exclusive enjoyment of any other lessee. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

     10.3 Definition of "Real Property Tax." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Office Building Project. The term "real property tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or
(ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

     10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Lessee under paragraph 10.2 or 10.5 are not separately assessed, Lessee's portion of that tax shall be equitably determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.5 Personal Property Taxes.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.  Utilities.

     11.1 Services Provided by Lessor. Lessor shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballasts for standard overhead fixtures.

     11.2 Services Exclusive to Lessee. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Lessee, together with any taxes thereon. If any such services are not separately metered to the Premises, Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

     11.3 Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Lessee to Lessor of the cost thereof.

     11.4 Excess Usage by Lessee. Lessee shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Lessor shall require Lessee to reimburse Lessor for any excess expenses or costs that may arise out of a breach of this subparagraph by Lessee. Lessor may, in its sole discretion, install at Lessee's expense supplemental equipment and/or separate metering applicable to Lessee's excess usage or loading.

     11.5 Interruptions. There shall be no abatement of rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12.  Assignment and Subletting.

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Lessee under paragraph 13.1. "Transfer" within the meaning of this paragraph 12 shall include the transfer or transfers aggregating: (a) if Lessee is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, (b) if Lessee is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with lessee, or to any person or entity which acquires all the assets as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate"; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Lessee under this Lease and (b) Lessor shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, no assignment or subletting shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the rent and other sums due Lessor hereunder including Lessee's Share of Operating Expense Increase, and to perform al other obligations to be performed by Lessee hereunder.

          (b) Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.

          (c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

          (d) If Lessee's obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.


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        (e) The consent by Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessees. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modification thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Lessee or sublessee under this Lease or such sublease.

        (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

        (g) Lessor's written consent to any assignment or subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

        (h) The discovery of the fact that any financial statement relied upon by Lessor in giving its consent to an assignment or subletting was materially false shall, at Lessor's election, render Lessor's said consent null and void.

   12.4 Additional Terms and Conditions Applicable to Subletting.

        (a) Lessee hereby assigns and transfers to lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice form or claim from Lessee to the contrary. Lessee shall have no right or claim against said sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

        (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublessee as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each an every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

        (c) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor at its option and without any obligation to do so, may require any sublessee to attorn to lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

        (d) No sublease shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

        (e) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within three (3) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

   12.5 Lessor's Expenses. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable costs and expenses incurred in connection therewith, including attorneys,' architects,' engineers' or other consultants' fees.

   12.6 Conditions to Consent. Lessor reserves the right to condition any approval to assign or sublet upon Lessor's determination that (a) the proposed assignee or sublessee shall conduct a business on the Premises of a quality substantially equal to that of Lessee and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or sublessee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13. Default; Remedies.

    13.1 Default. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

         (a) The vacation or abandonment of the Premises by Lessee. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of sixty (60) days or more, whether or not the rent is paid.

         (b) The breach by Lessee of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1(a) (vacation or abandonments), 13.1(e) (insolvency), 13.1(f) (false statement), 16(a) (estoppel certificate), 30(b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Lessor to Lessee thereof.

         (c) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quite shall also constitute the notice required by this subparagraph.

         (d) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty
(30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

         (e) (i) The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days; (iii) the anointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty
(30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(e) is contrary to any applicable law, such provision shall be of no force or effect.

         (f) the discovery by Lessor that any financial statement given to Lessor by Lessee, or its successor in interest or by any guarantor of Lessee's obligation hereunder, was materially false.

    13.2 Remedies. In the event of any material default or breach of this Lease by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary


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renovation and alteration of the Premises, reasonable attorneys' fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

        (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

        (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

   13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in o event later than thirty (30) days after written notice by lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if lessor commences performance within such 30-day period and thereafter diligently pursues the same to completion.

   13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee's Share of Operating Expense Increase or other sum due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Lessee's business conducted from the Premises, Lessee shall have the option, to be exercised only in writing within thirty (30) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Lessee's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Lessee and no reduction of rent shall occur with respect thereto or by reason thereof. Lessor shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Lessee of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any separate award for loss of or damage to Lessee's trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Lessee. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.

     (a) The brokers involved in this transaction are             **
                                                      --------------------------

as "listing broker" and                               **
                       ---------------------------------------------------------
                                           as "cooperating broker," licensed
------------------------------------------
real estate broker(s). A "cooperating broker" is defined as any broker other than the listing broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Lessor shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and
said broker(s), the sum of $                    **                     , for
                            -------------------------------------------
brokerage services rendered by said broker(s) to Lessor in this transaction.

   (b) Lessor further agrees that (i) If Lessee exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to lessee under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Lessee under this Lease, or (ii) if Lessee acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or (iii) if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, or (v) if the Base Rent is increased, whether by agreement or operation of an escalation clause contained herein, then as to any of said transactions or rent increases, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease. Said fee shall be paid at the time such increased rental is determined.

   (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Lessor; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

   (d) Lessee and Lessor each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Lessee and Lessor do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.  Estoppel Certificate.

     (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Lessee.

   (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without
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as may be represented by the requesting party, (iii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

   (c) If Lessor desires to finance, refinance, or sell the Office Building Project, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21. Additional Rent. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expense increase and any other expenses payable by Lessee hereunder shall be deemed to be rent.

22. Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premised or the Office Building Project and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Lessee or to Lessor at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provisions hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.  Subordination.

     (a) This Lease, and any Option or right of first refusal granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.  Attorneys' Fees.

     31.1 If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, trial or appeal thereon, shall be entitled to his reasonable attorneys' fees to be paid by the losing party as fixed by the court in the same or a separate suit, and whether or not such action is pursued to decision or judgment. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

     31.2 The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

     31.3 Lessor shall be entitled to reasonable attorneys' fees and all other costs and expenses incurred in the preparation and service of notice of default and consultations in connection therewith, whether or not a legal transaction is subsequently commenced in connection with such default.

32.  Lessor's Access.

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     32.1  Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Lessor, showing the same to prospective purchasers, lenders, or lessees, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Lessor may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other Premises as long as there is no material adverse effect to Lessee's use of the Premises. Lessor may at any time place on or about the Premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs.

     32.2 All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

     32.3 Lessor shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and sales, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction. Lessee waives any charges for damages or injuries or interference with Lessee's property or business in connection therewith.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34. Signs. Lessee shall not place any sign upon the Premises or the Office Building Project without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Office Building Project.

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraphs 33 (auctions) and 34 (signs) hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.  Options.

     39.1 Definition. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Lessor or the right of first offer to lease other space within the Office Building Project or other property of Lessor; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee; provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(c) or 13.1(d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option, (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(d) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessor gives to Lessee three or more notices of default under paragraph 13.1(c), or paragraph 13.1(d), whether or not the defaults are cured, or (iv) if Lessee has committed any non-curable breach, including without limitation those described in paragraph 13.1(b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.  Security Measures-Lessor's Reservations.

     40.1 Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the office Building Project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

     40.2  Lessor shall have the following rights:

           (a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

           (b) To, at Lessee's expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Lessor shall reasonably deem appropriate;

           (c) To permit any lessee the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

           (d) To place such signs, notices or displays as Lessor reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas.

     40.3  Lessee shall not:

           (a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their names) in connection with Lessee's business;

           (b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

41.  Easements.

     41.1 Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of parcel Maps and restrictions, so long a such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

     41.2 The obstruction of Lessee's view, air, or light by any structure erected in the vicinity of the Building, whether by Lessor or third parties, shall in no way affect this Lease or impose any liability upon Lessor.

(C) 1984 American Industrial Real Estate Association    FULL SERVICE-GROSS              Initials:
                                                                                                 ----------
                                                                                                 ----------

                              PAGE 10 OF 11 PAGES

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Lessee is a corporation, trust or general or limited partnership, Lessee, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten provisions.

45. No Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to Lessee to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by both parties.

46. Lender Modification. Lessee agrees to make such reasonable modifications to this Lease as may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47. Multiple Parties. If more than one person or entity is named as either Lessor or Lessee herein, except as otherwise expressly provided herein, the obligations of the Lessor or Lessee herein shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee, respectively.

48. Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Lessor and Lessee, attached hereto as Exhibit C, and incorporated herein by this reference.

49. Attachments. Attached hereto are the following documents which constitute a part of this Lease:








LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

      IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



                     LESSOR                                           LESSEE



      /s/ Maury Herman                                    /s/ David Bohnett
----------------------------------------------     -----------------------------------------------

By  Maury Herman Trustee of the Mary Herman        By    David Bohnett/GeoCities
   -------------------------------------------        --------------------------------------------
   Family Trust #1
   -------------------------------------------
     Dated 7/17/85

   Its                                             Its                   CEO
      ----------------------------------------        --------------------------------------------

By    /s/                                          By
  --------------------------------------------        --------------------------------------------

   Its    Power of Attorney Co-Owner               Its
       ---------------------------------------         -------------------------------------------


Executed at                                        Executed at
           -----------------------------------                ------------------------------------

on    7/29/96                                      on    July 29, 1998
  --------------------------------------------       ---------------------------------------------

Address                                            Address
       ---------------------------------------            ----------------------------------------



(C) 1984 American Industrial Real Estate Association    FULL SERVICE-GROSS

                              PAGE 11 OF 11 PAGES

For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa Street, Suite 276, Los Angeles, CA 90071, (213) 687-8777. (C) 1984-By American Industrial Real Estate Association. All rights reserved. No part of these words may be reproduced in any form without permission in writing.

                                LEASE ADDENDUM
                              Dated: May 13, 1996


Lessor: Maury Herman, as Trustee of the Maury Herman Family Trust #1, dated 9/17/85, as amended and Catherine Popesco (collectively "Lessor")

Lessee:    GeoCities, a California Corporation

Paragraphs 50 through 83:

50) Prior to delivery of premises to Lessee, Lessor will install operable windows along the western window line. Prior to commencement of the lease term, Lessor will put the HVAC in good working condition and Lessor will maintain the system during the terms of the lease. All other alterations required by Lessee will be done at Lessee's expense.

51) TERM. With reference to paragraph 1.5 of the lease, the commencement date shall be September 1, 1996 or upon substantial completion of Lessor's Tenant Improvement work, whichever is later; however, Lessee shall have access to the premises upon execution of the lease for the purpose of installing a telephone system, furniture, and other leasehold improvements, at its expense, provided said access does not interfere with Lessor's completion of the windows.

52) With reference to paragraphs 1.6 and 2 of the lease, the base rent will be as noted in the following schedule plus fifty percent (50%) of all operating cost increases over the base year 1996 and fifty percent (50%) of all utilities, hereafter "Other Monthly Payments".

     PERIOD       MONTHLY RENT        OTHER MONTHLY PAYMENTS
----------------------------------------------------------------------------
  Years 1 - 3      $13,260.00         50% of costs noted above per lease.
----------------------------------------------------------------------------
  Years 4 - 5      $14,100.00         50% of costs noted above per lease.
----------------------------------------------------------------------------

Lessee will make all payments payable to Coast and Mountain Management, Inc. All correspondence and payments will be mailed to: 3 N. Leroux Street, Suite 201, Flagstaff, AZ 86001. The office telephone number is (520) 779-6211.

53) OPTION. With reference to paragraphs 1.5 and 39 of the lease, provided Lessee has met all of its obligations in a timely manner, is not otherwise in default on its lease obligations, and no material breach of Lessee obligations occurred during the initial term of the lease, Lessee will have the option to extend this lease for one (1) additional three-year (3) option period. The option will start at the end of the initial lease term. The option must be exercised in writing by Lessee at least one hundred eighty (180) days before the start of the respective option period or Lessee's rights shall automatically terminate.

54) OPTION PERIOD RENT. With reference to paragraphs 1.5 and 39 of the lease, if Lessee chooses to exercise its option, the monthly rent will be the greater of the monthly rent in the twelve (12) month period prior to the option period or the fair market rent.

LEASE ADDENDUM                                                            PAGE 2



55) OPTION PERIODS-RENT CALCULATION. For purposes of paragraph 54 above, the term "fair market rent" shall mean the most probable rental rate in terms of money which a property should bring in a competitive and open market under all conditions requisite to a fair lease, assuming the following:

        (a) The Lessor and Lessee are each acting prudently and knowledgeably, and are typically motivated.

        (b)  The rent is not affected by undue stimulus.

        (c) Both parties are well informed or well advised, and each is acting in what they consider their own best interest.

        (d)  A reasonable time has been allowed for exposure in the open market.

        (e) Payment is made in terms of cash in US dollars or in terms of financial arrangements comparable thereto.

        (f) The rental rate represents a normal consideration for the property leased, unaffected by special financing or lease concessions granted by anyone associated with the lease.

        (g) The rental rate is to be determined as of the last day Lessee is permitted to exercise its option to extend the lease.

        (h)  The rental rate will reflect all relevant market conditions.

The following factors in the lease will also be deemed relevant to the determination of fair market rent:


        (aa) The monthly obligation to pay rent.
        (bb) Lessee's and Lessor's maintenance and repair obligations.
        (cc) Lessee's and Lessor's obligation to provide insurance and pay taxes.
        (dd) The duration of the respective option period.
        (ee) The parking and other amenities available to Lessee as a part of this lease.

56) ARBITRATION. In the event the parties cannot agree on the fair market rent one hundred twenty-five (125) days prior to the start of the option period, the dispute will be submitted to the American Arbitration Association for arbitration. The decision of the American Arbitration Association will be binding and conclusive upon all parties. The cost of the arbitration shall be equally divided between Lessor and Lessee.

57) With reference to paragraph 2.2 of the lease, Lessor will allow Lessee to use only the entire lower level parking area as shown on the attached parking lot plan, known as "Exhibit B".

LEASE ADDENDUM                                                            Page 3


Lessee will refrain from using those other parking spaces that are not assigned for its use. Upon Lessor's request, Lessee shall furnish Lessor with vehicle descriptions and state automobile license numbers assigned to Lessee's vehicles and those of its employees and agents within two (2) days of Lessor's request. In the event that Lessee or its employees park their vehicles in restricted parking areas, damages will result to Lessor which Lessee and Lessor agree are extremely difficult and impractical to determine and that, therefore, the sum of Twenty-five Dollars ($25.00) per day, per car, parked in any space in a restricted area, is hereby agreed to be liquidated damages resulting therefrom which Lessor, at its option, may collect as additional rent due hereunder and as its sole monetary damage for such breach.

58)     With reference to paragraph 7 of the lease:

        (a) Lessor will provide janitorial/cleaning service for the common areas only. Lessee will be responsible for janitorial/cleaning service inside its premises.

        (b) Lessee will not make any penetrations through the roof without Lessor's consent. Repair of the roof penetrations made by or for Lessee, by Lessee, its contractor, agent or representative must be performed by Lessor's roofing contractor at Lessee's expense. Lessee, its employees, agents, representatives and successors will comply with Lessor's reasonable rules pertaining to the roof.

59) With reference to paragraph 7.3 of the lease, Lessee will complete all tenant improvements at its expense subject to written approval of Lessor, under the following conditions:

        (a) Lessee will complete all work within sixty (60) days. Lessee's contractor will provide Lessor with certificates of liability insurance and workman's compensation naming Lessor to the policies as an additional insured.

        (b) Lessee acknowledges receipt of the asbestos assessment report dated December 2, 1993. Lessee agrees to abide by the recommendations of said report. In particular, Lessee will not remove or disturb any asbestos containing floor tiles or other materials containing asbestos except through a qualified, insured and licensed contractor in a manner that complies with applicable laws and the recommendations of Lessor's consultant. Furthermore, if removal of the carpet pad would disturb the mastic below the carpet pad, Lessee will replace the carpet and leave the carpet pad in place. If Lessee needs access to a hard floor surface, Lessor will have up to a 2,000 square foot area designated by Lessee in a square or rectangular pattern removed in a manner that complies with the applicable governmental laws and regulations at Lessor's expense.

60) With reference to paragraph 11 of the lease, Lessee will attempt to conserve water and diligently attempt to comply with all governmental regulations and targets relating to water conservation.

61) With reference to paragraph 12 of the lease, in the event of that Lessee should sublease the premises with Lessor's written approval no unreasonably withheld, Lessee and Lessor will

LEASE ADDENDUM                                                            Page 4


equally divide (50/50) any consideration received in excess of the current rent paid by Lessee to Lessor collected as monthly rent by Lessee as Sublessor. Profits shall be calculated after deducting all costs incurred by Lessee in connection with the sublease, which shall include, but not be limited to, tenant improvements, leasing commissions, and remodeling premises.

62) With reference to paragraph 13 of the lease, Lessee shall pay Lessor a charge of $30.00 for all checks returned from the bank unpaid for any reason plus appropriate late charge from the due date until good funds are received. These additional charges shall be collectable as rent. If a check has been returned from the bank for any reason, the Lessor reserves the right to demand that all sums due under this lease be paid in the form of a cashier's check or money order and to return any personal or company check previously accepted by Lessor and demand a cashier's check or money order in its place.

63) With reference to paragraph 15 of the lease, the commission due from Lessor will be paid pursuant to a separate agreement dated February 27, 1996, by and between Lessor and Broker, except that the commission will be increased to six and one half percent (6.5%) in the first thirty (30) months and five and one half percent (5.5%) in the second thirty (30) months with two and one half percent (2.5%) going to Lessor's agent and the balance going to Lessee's agent. Both Lessor and Lessee acknowledge that WESTMAC Commercial Brokerage Company is the broker representing the Lessor and Metrospace is the broker representing the Lessee. Lessor will pay WESTMAC Commercial Brokerage Company; Lessee will pay Metrospace.

64) Hazardous Substances. Lessee will comply with the terms of the attached Exhibit "C".

65) Counterpart and Facsimile. This lease, as amended, any attached exhibits and any addenda or supplements signed by the parties shall constitute the entire lease between Lessor and Lessee, and shall supersede any other written or oral lease between Lessor and Lessee. This lease can be modified only by a written Addendum, signed by Lessor and Lessee. A fully executed facsimile copy of the entire lease shall be treated as an original lease. This lease may be signed in counterpart.

66) With reference to paragraph 34 of the lease, at Lessee's expense, Lessee will be permitted to have conforming exterior signage and interior signage subject to Lessor's written approval, which shall not be unreasonably withheld, and in accordance with the applicable rules and regulations of the City of Santa Monica.

67)     California law will apply to this lease as amended.

68) As a matter of disclosure, one of the owners is a licensed real estate broker in the State of California.

69) Upon receipt of an executed lease, Lessor will give a thirty (30) days notice to the existing month to month tenant who is painting boxes. Lessor will not allow the use of any paint, solvent or other materials within Lessor's building which create odors or fumes within the common area or Lessee's space and those areas outside of the building which Lessor controls.

LEASE ADDENDUM                                                            Page 5


70) Lessor agrees to comply with any mandated physical modifications required by the Americans with Disabilities Act at Lessor's sole cost. Lessee shall be responsible for ensuring that their premises configuration and operation meets the Americans with Disabilities Act code requirements. In the event a trade-off exists, wherein Lessor might avoid making physical modifications, if Lessee makes minor and reasonable changes in its floor plans and procedures, Lessee will cooperate by implementing said modifications and procedures.

71) With reference to paragraphs 8.1 and 8.2 of the lease, Lessor and Lessee will each maintain $3,000,000 of liability insurance.

72) Notwithstanding anything to the contrary in the lease, Operating Expenses shall not include any of the following:

        (a) Capital expenditures associated with retrofitting or renovating the Building or required by Lessor's failure to comply with law enacted or governmental regulations promulgated on or before the Commencement Date;

        (b) Expenses for capital improvements made to reduce Operating Costs where the present value of the projected costs of the improvements (including original purchase cost, installation and subsequent repair and replacements) exceed the present value of the amount reasonably anticipated to be saved as a result of such capital improvements.

        (c) Expenses, including permit, license and inspection costs, incurred by Lessor with respect to the installation of tenant improvements made for tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenant or other occupants of the Building;

        (d) Depreciation, amortization and interest payments, except as specifically provided herein;

        (e) Leasing commissions, attorneys' fees, space planning costs and other costs and expenses included in connection with negotiations or disputes with present or prospective tenants of the Building;

        (f) Expenses incurred by Lessor due to the violation by Lessor or any other tenant of the terms and conditions of any other lease in the Building; and

        (g) Expenses arising from the presence of Hazardous Substances in or about the Office Building Project or the Building which were not placed there by Lessee or persons under Lessee's control, including without limitation, Hazardous Substances in the ground, water or soil. However, if Lessor has disclosed the existence of certain asbestos-containing materials and Lessee or persons under Lessee's control disturb said materials, then Lessee will bear the costs and liabilities associated with said disturbance.


73)     With reference to paragraph 4.2(g) of the lease, at any time within six
(6) months after its receipt of a statement, Lessee shall have the right to examine Lessor's books and records for the Building for the calendar year covered by such statement to determine the accuracy of Lessor's

LEASE ADDENDUM                                                            Page 6


calculation of Lessee's Share of Operating Expense Increase. Such examination shall be conducted at Lessor's place of business during customary business hours, and Lessor shall reasonably cooperate with Lessee's examination. If Lessee's examination establishes that Lessor's calculation of Lessee's Share of Operating Expense Increase (which shall be due and payable in accordance with the lease notwithstanding the predency of any such examination by Lessee) was erroneous, Lessee shall have thirty (30) days following the conclusion of such examination to pay any deficiency, if Lessee's Operating Expense Increase was less than that established to be properly payable, or, if Lessee's Operating Expense Increase exceeds the amount established as correct, Lessor shall grant Lessee a credit in the amount of the overpayment, to be applied against the next payment(s) of Basic Rent becoming due, and adjust (if required) the monthly estimated Operating Expenses paid by Lessee.

74) With reference to paragraph 6.3 of the lease, except as disclosed in that certain Asbestos Assessment dated December 2, 1993 and provided to Lessee, Lessee represents and warrants to Lessee that

        (a) Lessor is aware of no known or suspected release to the environment of a Hazardous Substance at the Office Building Project for which notice would be required pursuant to California Health and Safety Code Section 25359.7(a),

        (b) Lessor is unaware of the presence of asbestos as the Office Building Project for which notice would be required under California Health and Safety Code Section 25915.2,

        (c) Lessor is aware of no notices of health, safety or building violations having been received or, to Lessor's knowledge, threatened against Lessor, and

        (d) Lessor is not aware of any litigation pending with respect to the Office Building Project, nor (to Lessor's knowledge) is any such litigation threatened.

75) With reference to paragraph 7.1 of the lease, after the first sentence, the following language shall be inserted, "Notwithstanding anything to the contrary herein, Landlord shall be solely liable for any costs associated with the existence of Hazardous Substances on or around the Office Building Project which were present on or before the Commencement Date, including without limitation remediation and containment costs and expenses, investigation costs, damage to property and persons, claims by other tenants or third parties and statutory non-compliance. However, if Lessor has disclosed the existence of certain asbestos-containing materials and Lessee or persons under Lessee's control disturb said materials, then Lessee will bear the costs and liabilities associated with said disturbance." The provisions of Exhibit C will govern Lessor's obligation to abate or remediate.

76) With reference to paragraph 8.7 of the lease, each party shall defend, indemnify and hold the other harmless from and against all claims, causes of action, liabilities, losses, costs and expenses arising from or in connection with any injury or other damage to any person or property to the extent that such injury or damage arises out of acts or omissions of the indemnifying party

LEASE ADDENDUM                                                            Page 7


(or its agents) relating to the performance of such party's planning, development, construction and/or other obligations under the lease.

77) With reference to paragraph 10.3 of the lease, Lessee shall not pay any increase in property taxes due to Lessor's sale, refinance assessment, or any such other occurrence which may give rise to any increase in property taxes. In the alternative, at Lessor's option, Lessor may provide Lessee with an immediate rental abatement equivalent to such increase in real property taxes as calculated over the remainder of Lessee's lease term, and thereafter pass-through such tax increases to Lessee. Moreover, Lessor shall not reduce Lessee's base year threshold if the building's taxable value is reduced through reassessment during such base year period.

78) With reference to paragraph 12.1 of the lease, line 6, substitute "fifty percent (50%)" for "twenty-five percent."

79) With reference to paragraph 19 of the lease, line 1 and line 2, "at the rate of eighteen percent (18%) per annum," shall be used in the place of "at the maximum rate then allowable by law."

80) With reference to paragraph 26 of the lease, line 3, "one hundred twenty-five percent (125%)" shall be used in the place of "two hundred percent (200%)."

81) With reference to paragraph 30(a) of the lease, the following language is added after the second sentence: "In addition, no such subordination shall be effective unless and until Lessor obtains from the holder of any such encumbrance placed against the Building a non-disturbance agreement in recordable form, providing that in the event of a foreclosure, sale under a power of sale, ground or master lease termination or transfer in lieu of the foregoing, or any exercise of any other remedy under any such encumbrance:

                (i) Lessee's use, possession and quiet enjoyment of the Premises under this Lease shall continue in full force and effect; and

                (ii) This lease shall automatically become a lease directly between any successor to Lessor's interest, as lessor, and Lessee, as if that successor were in the lessor originally named in this lease.

Lessor shall make its best efforts to secure and deliver to Lessee non-disturbance agreements executed by all trust deed holders and ground lessors of the Building, if applicable.

82) With reference to paragraph 40.3 of the lease, Lessee is aware that the roof deck was developed by a prior Lessee for its own use and may or may not have been issued a permit by the governing authorities. In the event that City of Santa Monica or any other governmental agency should regulate or restrict said roof deck usage, Lessee will comply with same. Lessee is allowed to use the deck with the following understanding:

Lessee will designate two of its employees to be responsible for the locking the roof deck entrance. On a daily basis, one of these employees will be responsible for the following:

LEASE ADDENDUM                                                            Page 8


        (a)  Daily cleanup and garbage removal from the roof top area.

        (b)  Open the deck at a pre-set time.

        (c)  Close and lock the deck at a pre-set time.

        (d)Inspect the deck on a daily basis to verify that:

             (aa) All chairs and tables have rubber protectors on the feet.

             (bb) All access points to the rest of the roof are locked with limited access by authorized maintenance people only.

        (e) Verify that adequate lighting is available inside the stairwell and outside (Lessor will provide the bulbs).

        (f) Verify that a sufficient number of fire extinguishers and exit signs are available.

        (g)  Inspect the hallways.

        (h) The rules for use of the deck are visibly posted and maintained in two places on the deck. The list of deck rules are considered as part of the lease and attached and known as 'Rules for Deck Usage".

Lessee will have a non-exclusive right to use the deck between 7:00 am. and dusk.

In the event Lessee, invitees, or other individuals whose use of the deck is permitted by Lessee, violate any of the rules for use of the deck, Lessor reserves the right, at Lessor's sole discretion to suspend or terminate the use of the deck. Lessor may amend the rules.

Lessee will have the deck usage included in the coverage of its liability insurance policy.

Lessor will have all other authorized users include the deck in their policies and agree in writing to the rules. Lessor will provide Lessee with a list of authorized users. Lessor is permitting Lessee additional access to the deck strictly as an accommodation to Lessee's request. Lessee agrees to be strictly responsible for maintenance of the cleanliness and security of the deck.

Lessee will indemnify and defend Lessor against any claim that arises from the deck or its usage thereof.

Before any of Lessee's employees may use the deck, each employee must initial the rules. A copy of the rules will be supplied to all new employees at the premises. A file of initialed copies of the rules will be maintained by Lessee for Lessor's inspection.

LEASE ADDENDUM                                                            Page 9


83) As a matter of disclosure, Lessor has received a notice from the City of Santa Monica instructing Lessor not to hose down the sidewalks, driveways, patios, alleys, and parking areas, Lessor will pursue discussions with the City of Santa Monica as to the appropriate way to clean these areas.

                                LEASE AMENDMENT
                            Dated: October 23, 1996

The lease dated May 13, 1996, hereafter "Original Lease", by and between Maury Herman as Trustee of the Maury Herman Family Trust #1, dated 9/17/86, as amended, and Catherine Popesco, hereafter collectively "Lessor", and GeoCities, a California Corporation, hereafter . "Lessee", for the premises commonly known as 1918 Main Street, Suite 300 which is the entire third floor, is hereby extended and amended as follows:

1) PREMISES. The demised premises is amended and expanded to include approximately 442 gross rentable square feet including common area allocation on the second floor, hereafter "Suite 230" which is shown on the attached floor plan, known as "Exhibit F." Lessee accepts the premises in its "as-is" condition without any warranty from Lessor as to its fitness for Lessee's purposes or any other purpose. With fifteen (15) day written notice, Lessor reserves the right to relocate Lessee to other office area within the building that is reasonably comparable to Suite 230. Lessor will reasonably compensate Lessee for the expense and inconvenience of the move.

2) OPERATING EXPENSE CALCULATION. With reference to paragraph 1.10 of the original lease, the addition of Suite 230 will increase Lessee's share of operating expense by 2.63%. Accordingly, Lessee's share o(Pounds) operating expense will be amended to reflect a new percentage of 52.63%.

3) TERM. The lease term for Suite 230 will commence October 15, 1996 and will expire on the same date as the original lease. Pursuant to the attached letter from Ron Williams of Williams Glass, the original lease term for the third floor will start September 19, 1996, and a prorated third floor rent amount of $5,304.00 will be charged for September 1996.

4) RENT. With reference to paragraphs 1.6 and 2 of the original lease, the rent for Suite 230 will be $1.50 per square foot. The new base rent for the third floor and Suite 230 (combined) will be as noted in the following schedule (except for the months of October and November 1996 as noted below) plus 52.63% of all operating cost increase over the base year 1996 and 52.63% of all utilities, hereafter "Other Monthly Payments."

                           MONTHLY        OTHER MONTHLY PAYMENTS
   PERIOD                   RENT
---------------------------------------------------------------------------
  Years 1-3              $13,923.00*       52.63% of costs noted in lease
---------------------------------------------------------------------------
  Years 4-5              $14,805.00        52.63% of costs noted in lease
---------------------------------------------------------------------------

* Upon execution of this lease amendment and in addition to the rent for the third floor, Lessee will remit a payment of $663.00 as rent for Suite 230 in October 1996. Lessee's rent for Suite 230 in November 1996 will be a prorated amount of $331.50. Thereafter, Lessee will follow the rent schedule as noted above.

5) With referenced to paragraphs 2.2 and 57 of the original lease, Lessor will allow Lessee to use one (1) assigned parking space on the street level parking lot in addition to the lower level parking area as shown on the attached parking lot plan, known as "Exhibit G."

6)  With referee to paragraph 1.9 of the original lease, upon execution of this
lease addendum   Lessee will remit an additional security deposit payment for the amount of $663.00 to Lessor. Upon receipt of the payment, Lessee's security deposit amount will be amended to reflect a total of $45,663.00.

7) With reference to paragraph 15 of the original lease, the commission due from Lessor will be paid pursuant to a separate agreement dated February 27, 1996, by and between Lessor and Broker in addition to three percent (3%) commission paid to Metrospace. Both Lessor and Lessee acknowledge that WESTMAC Commercial Brokerage Company is the broker representing the Lessor and Metrospace is the broker representing the Lessee. Lessor will pay WESTMAC Commercial Brokerage Company and Metrospace.

8) All other terms, conditions and covenants of the original lease will remain in full force and effect.

LESSOR:


       /s/ Maury Herman                                          11/8/96
--------------------------------------------------       ----------------------
By:  Maury Herman, as Trustee of the                     Date
Maury Herman Family Trust #1, dated 9/17/85, as amended.


LESSOR:


       /s/ Catherine Popesco                                     11/8/96
--------------------------------------------------        ---------------------
By:  Catherine Popesco                                    Date


LESSEE:
GeoCities, a California corporation


       /s/ David Bohnett                                         10/30/96
---------------------------------------------------       ---------------------
By:   David C. Bohnett                                    Date
Its:  Chief Executive Officer

                                    EXHIBIT
                               1918 MAIN STREET
                             STREET LEVEL PARKING

                           SECOND AMENDMENT TO LEASE
                           Dated:  February 14, 1997

The lease dated May 13, 1996, hereafter "Original Lease", as amended on October 23, 1996, by and between Maury Herman as Trustee of the Maury Herman Family Trust #1, dated 9/17/86, as amended, and Catherine Popesco, hereafter collectively "Lessor", and GeoCities, a California Corporation, hereafter "Lessee", for the premises commonly known as 1918 Main Street, Suite 300 which is the entire third floor, and Suite 203 on the second floor, is hereby further amended as follows:

1) PREMISES. The demised premises is amended and expanded to include approximately 3,190 gross rentable square feet including common area allocation on the second floor, hereafter "Suite 200", as shown on the attached "Exhibit A of the Second Amendment to Lease". Lessee accepts the premises in its "as-is" condition without any obligation for Lessor to remodel or redocorate. Lessor will have the right to make minor modifications to the deck fence configuration.

2) OPERATING EXPENSE CALCULATION. With reference to paragraph 1.10 of the original lease, the addition of Suite 200 will increase Lessee's share of operating expense and utility cost by 19%.

3) TERM. The lease term for Suite 200 will commence March 1, 1997 and will expire on February 28, 1998.

4) RENT. With reference to paragraphs 1.6 and 2 of the original lease, the additional rent for Suite 200 will be $1.50 per square foot or $4,785.00/month. Lessees additional obligations for Suite 200 is summarized as follows:

------------------------------------------------------------------------
                          MONTHLY       OTHER MONTHLY PAYMENTS
PERIOD                    RENT
------------------------------------------------------------------------
Year 1                    $4,785.00     19% of costs noted in lease
------------------------------------------------------------------------

5) With referenced to paragraphs 2.2 and 57 of the original lease, Lessor will allow Lessee to use five (5) additional assigned parking space on the street level parking lot for a total of six (6) street level parking spaces.

6) Upon execution of this lease, Lessee will remit a security deposit payment of $4,785.00 to Lessor. Upon Lessor's receipt of payment, Lessee's security deposit amount will be amended to reflect a total of $50,448.00.

7) OPTION PERIOD. With reference to paragraph 39 of the lease, provided Lessee has met all of its obligations in a timely manner, and is not otherwise in default on its lease obligations, Lessee will have the option to extend this lease for one (1) additional year option period with the same rent and terms as year one. The option must be exercised in writing at least ninety (90) days before the start of the option period or Lessee's option rights shall automatically terminate.

8) With reference to paragraph 15 of the original lease, the commission due from Lessor will be paid by and between Lessor and Broker, in addition to three percent (3%) commission paid to Metrospace. Both Lessor and Lessee acknowledge that WESTMAC Commercial Brokerage Company is the broker representing the Lessor and Metrospace is the broker representing the Lessee. Lessor will pay WESTMAC Commercial Brokerage Company and Metrospace as per agreement between Lessor and its broker. Commission will be paid on the option term at the start of the option period. The option term commission will be 3% to Metrospace and to WESTMAC pursuant to Lessor's agreement with WESTMAC.

9) All other terms, conditions and covenants of the original lease will remain in full force and effect.

LESSOR:

     /s/ CATHERINE POPESCO                                        3/7/97
-----------------------------------------------           ----------------------
By:  Catherine Popesco                                    Date


LESSOR:

     /s/ MAURY HERMAN                                             3/6/97
-----------------------------------------------           ----------------------
By:  Maury Herman, as Trustee of the                      Date
Maury Herman Family Trust #1, dated 9/17/85, as amended.


LESSEE:
GeoCities, a California corporation

     /s/ DAVID C. BOHNETT                                         3/10/97
-----------------------------------------------           ----------------------
By:  David C. Bohnett                                     Date
Its:  Chief Executive

                           THIRD AMENDMENT TO LEASE
                            Dated: October 24, 1997

The lease dated May 13, 1996, hereafter "Original Lease", as amended on October 23, 1996, and as amended on February 14, 1997, by and between Maury Herman as Trustee of the Maury Herman Family Trust #1, dated 9/17/86, as amended, and Catherine Popesco, hereafter collectively "Lessor", and GeoCities, Inc., a California Corporation, hereafter "Lessee", for the premises commonly known as 1918 Main Street, Suite 300 which is the entire third floor, and Suite 203 on the second floor, and Suite 200 on the second floor, is hereby further amended as follows:

1) PREMISES. The demised premises is amended and expanded to include approximately 786 gross rentable square feet including common area allocation on the second floor, hereafter "Suites 267 and 268", as shown in the attached "Exhibit A of Third Amendment to Lease". Lessee accepts the premises in its "as-is" condition without any obligation for Lessor to remodel or redecorate.

2) OPERATING EXPENSE CALCULATION. With reference to paragraph 1.10 of the original lease, the addition of Suites 267 and 268 will increase Lessee's share of operating expense and utility cost by 468% to a total of 76.31%.

3) TERM. The lease term for Suites 267 and 268 will commence October 27, 1997 and will expire on February 28, 1999, and the rent for Suites 267 and 268 will commence November 15, 1997.

4) RENT. With reference to paragraphs 1.6 and 2 of the original lease, the additional rent for Suites 267 and 268 will be $1.50 per square foot or $1,179.00/month. Lessees additional obligations for Suites 267 and 268 is summarized as follows:


================================================================================
                         MONTHLY
      PERIOD              RENT                  OTHER MONTHLY PAYMENTS
--------------------------------------------------------------------------------
 11/15/97 - 2/28/99      $1,179.00    additional 4.68% of costs noted in lease
================================================================================


5) With referenced to paragraphs 2.2 and 57 of the original lease. Lessor will allow Lessee to use two (2) additional assigned parking spaces on the street level parking lot for a total of eight (8) street level parking spaces.

6) Upon execution of this lease, Lessee will remit a security deposit payment of $1,179.00 to Lessor. Upon Lessor's receipt of payment, Lessee's security deposit amount will be amended to reflect a total of $51,627.00.

7) OPTION PERIOD. With reference to paragraph 39 of the lease, provided Lessee has met all of its obligations in a timely manner, and is not otherwise in default on its lease obligations, Lessee will have the option to extend the lease for Suites 200, 267 and 268 for one (1) additional one (1) year option period at fair market rent as defined in paragraph 55 of the lease, but in no case shall the rent be lower than $1.50 per square foot. The option must be exercised in writing at least one hundred twenty (120) days before the start of the option period or Lessee's option rights shall automatically terminate.

8) With reference to paragraph 15 of the original lease, the commission due from Lessor will be paid by and between Lessor and Broker, in addition to three percent (3%) commission paid to Metrospace. Both Lessor and Lessee acknowledge that WESTMAC Commercial Brokerage Company is the broker representing the Lessor and Metrospace is the broker representing the Lessee. Lessor will pay WESTMAC Commercial Brokerage Company and Metrospace as per agreement between Lessor and its broker. Commission will be paid on the option term at the start of the option period. The option term commission will be 3% to Metrospace and to WESTMAC pursuant to Lessor's agreement with WESTMAC.

9) Lessee is exercising its option for Suite 200 as per the Second Amendment to Lease dated February 14, 1997. The lease term for Suite 200 is extended until February 28, 1999. The rent and terms will remain the same.

10) All other terms, conditions, and covenants of the original lease will remain in full force and effect through the expiration of the lease for Suite 300 on August 31, 2001, or as it may be extended.

LESSOR:


-----------------------------------------             --------------------------
By: Maury Herman, as Trustee of the Maury             Date
Herman Family Trust #1, dated 9/17/85, as amended.


-----------------------------------------             --------------------------
By:   Catherine Popesco                               Date


LESSEE:
GeoCities, Inc, a California Corporation


/s/ David C. Bohnett                                  11/3/97
-----------------------------------------             --------------------------
By:   David C. Bohnett                                Date
Its:  Chief Executive Officer